SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[X] Soliciting Material under Rule 14a-12

THE JENSEN PORTFOLIO, INC.
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Financial Professional,
The Board of Directors of The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund (the “Fund”) would like to give you advanced notice of an upcoming Proxy mailing and solicitation campaign by the Fund to begin September 27, 2017.   This notification is to help you inform your clients that are shareholders of the Fund.  Please take a moment to view the information about the special meeting of shareholders and the Proxy mailing packet below.
The meeting will take place Monday, November 13, 2017, at 9:00 a.m. Pacific time, at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035 for the following purposes:
1. To approve a new Investment Management Agreement between Jensen Investment Management, Inc., and the Fund.

2. To elect a Board of Directors.

3. To approve a change to the name of the Fund from The Jensen Portfolio, Inc, to The Jensen Quality Growth Fund, Inc., and make other amendments to the Fund’s Amended and Restated Articles of Incorporation to include specific information required by recent amendments to the Oregon Business Corporation Act.

Attending the meeting in person is not necessary to cast a vote. Voting has been made very convenient and can be done online, by phone or by sending in the ballot by mail.  All necessary information for voting will be enclosed in the Proxy packet.

IT IS CRITICAL THAT PROXY VOTES ARE RECEIVED BEFORE THE MEETING. Additional solicitation efforts are costly and could delay the important business of the Fund.

If you would like to review the proxy statement in full, please follow the link below:

www.proxyonline.com/docs/jensenportfolio.pdf

Thank you for your attention to this matter.  We hope providing this information to you in advance will help you in communicating the need for the proxy and avoid the cost of further solicitation of Fund shareholders.   Please call our proxy information line if you have any questions at 1-800-967-5071 between the hours of 9am and 10pm Eastern Time – or call us directly at 1-800-221-4384.

Kind regards,

The Jensen Portfolio, Inc. dba Jensen Quality Growth Fund

September 27, 2017
Dear Client,
As a shareholder of The Jensen Portfolio (doing business as the Jensen Quality Growth Fund) and/or the Jensen Quality Value Fund, you will soon  receive important materials containing proxy statements and details regarding the upcoming special meetings of shareholders. The package includes the following proposals that require shareholder votes:
The Jensen Portfolio
1.	To approve a new Investment Advisory Agreement between Jensen Investment Management, Inc., and The Jensen Portfolio, Inc.

2.	To elect a Board of Directors for The Jensen Portfolio, Inc.

3.	To change the name of the fund from “The Jensen Portfolio (doing business as the Jensen Quality Growth Fund)” to “The Jensen Quality Growth Fund, Inc.”

The Jensen Quality Value Fund
1.	To approve a new Investment Advisory Agreement between Jensen Investment Management, Inc. and the Trust for Professional Managers on behalf of the Jensen Quality Value Fund.

The Boards of both mutual funds recommend a “yes” vote for each proposal.  In accordance with your Investment Management Agreement, we will vote these proxies on your behalf in accordance with the Boards’ recommendations.  If you have no objections, you need do nothing.  If, after review of the proxy materials, you would like to vote your own proxy, please contact me on or before Friday, October 27, 2017.  Your vote will override the vote made by Jensen on your behalf.
To review the proxy statements and associated documents, please refer to the Current Information section of the Jensen mutual funds site:
http://www.jenseninvestment.com/mutualfund/
Thank you for allowing us to be of service and please don’t hesitate to contact us if you have any questions.

Sincerely,

Keith Reiland, Director, Private Client Accounts
Jensen Investment Management

Jensen Script (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).
May I please speak with (SHAREHOLDER’S FULL NAME)?
(Re-Greet If Necessary)
I am calling on a recorded line regarding your current investment with The Jensen Portfolio. I wanted to confirm that you have received the proxy materials for the Special Meeting of Shareholders scheduled to take place on November 13, 2017.
Have you received the information?
(Pause for response)
If “Yes” or positive response: If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Directors unanimously recommends a vote “For” the proposal.

If “No” or negative response: I would be happy to review the meeting agenda and record your vote by phone; however, your Board of Directors unanimously recommends a vote “For” the proposal.

Would you like to vote along with the Board’s recommendation?
(Pause For Response) (Review Voting Options with Shareholder If Necessary)
If we identify any additional accounts you own with The Jensen Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?
(Pause For Response)
*Confirmation – I am recording your (Recap Voting Instructions).
 For confirmation purposes:
•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)
Thank you.  You will receive written confirmation of your vote within 3 to 5 business days.  Upon receipt, please review and retain for your records.  If you should have any questions please call the toll free number listed on the confirmation.  Mr. /Ms. ___________, your vote is important and your time is greatly appreciated.  Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 9-1-2017

JENSEN
INVESTMENT MANAGEMENT

ATTENTION JENSEN QUALITY GROWTH FUND SHAREHOLDERS

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

The Board of Directors of The Jensen Portfolio, Inc. dba The Jensen Quality Growth Fund (the "Fund") has scheduled a special meeting of shareholders to be held on Monday, November 13, 2017, at 9:00am Pacific Time, at 5500 Meadows Road, Suite 200, Lake Oswego, OR 97035 for the following purposes:

More detailed information is contained in the enclosed materials.

The Board of Directors of the Fund, including all of the independent directors, unanimously approved and recommend that you vote FOR the proposals.

IT IS CRITICAL THAT YOUR PROXY VOTE IS RECEIVED BEFORE THE MEETING. Additional solicitation efforts are costly and could delay the important business of the Fund.

Thank you very much for your time and attention,

The Jensen Portfolio, Inc.

PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE USING ONE OF THE VOTING OPTIONS LISTED BELOW.

- VOTE VIA THE INTERNET. Please refer to your proxy ballot for furtherinformation.
- VOTE BY TOUCH-TONE PHONE. Please refer to your proxy ballot for furtherinformation.
- VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid retum envelope provided.

If you need another copy of the proxy statement of have any proxy-related questions, please call our proxy information line at 1-800-967-5071 between 9:00 a.m. and 10:00 p.m. Eastern time.